UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2005

LARGE SCALE BIOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-31275	77-0154648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688
(Address of principal executive offices and zip code)

(707) 446-5501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A is filed for the purpose of amending Item 4.01 of the Current Report on Form 8-K of Large Scale Biology Corporation (the “Registrant”) dated April 8, 2005, filed with the Securities and Exchange Commission on April 14, 2005, to reflect the effective date that Deloitte & Touche LLP (“Deloitte”) ceased being the Registrant’s independent registered public accounting firm.

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 8, 2005, the Registrant’s independent accountant, Deloitte & Touche LLP (“Deloitte”), orally notified the Registrant that it will decline to stand for re-election as the Registrant’s independent registered public accounting firm after completion of the current audit of the Registrant’s consolidated financial statements to be included in the Registrant’s Form 10-K for the year ended December 31, 2004.  The client-auditor relationship between the Registrant and Deloitte ceased on April 15, 2005.

Deloitte’s reports on the consolidated financial statements of the Registrant for the years ended December 31, 2004 and 2003 do not contain an adverse opinion or a disclaimer of opinion, and are not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Deloitte’s report, dated April 15, 2005, on the consolidated financial statements for the year ended December 31, 2004 expresses an unqualified opinion and includes an explanatory paragraph relating to the uncertainty of the Registrant’s ability to continue as a going concern.

In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company’s two most recent fiscal years and through April 15, 2005.

During 2004 and 2003 and through April 15, 2005, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The Registrant is in the process of securing the audit services of new independent accountants for the year ending December 31, 2005.  The appointment of new independent accountants will be placed in the Proxy for ratification by the Registrant’s shareholders at the Registrant’s next Annual Meeting if such independent accountants have been engaged in time for inclusion in the applicable 2005 Proxy Statement.

The Registrant requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is filed as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit Number	Exhibit Title or Description

16.1	Letter from Deloitte & Touche LLP regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARGE SCALE BIOLOGY CORPORATION

Date: April 21, 2005	By:	/s/ MICHAEL D. CENTRON

Michael D. Centron
Vice President, Finance and Administration

Exhibit Index

Exhibit Number	Exhibit Title or Description

16.1	Letter from Deloitte & Touche LLP regarding change in certifying accountant